Subsequent Events	12 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 23 – SUBSEQUENT EVENTS

On August 8, 2025, the Company entered into a securities purchase agreement with certain purchasers, pursuant to which, the Company agreed to sell to the purchasers in a registered direct offering, an aggregate of 16,000,000 ordinary shares of the Company at a price of $1.10 per share, for aggregate gross proceeds of $17,600,000, before deducting offering expenses. The offering was closed on August 12, 2025.

In accordance with ASC 855-10, the Company evaluated all events and transactions that occurred after June 30, 2025 up through the date the Company issued these financial statements on October 30, 2025 and concluded that no other material subsequent events except for the disclosed above.